Aspiriant Risk-Managed Global Equity Fund (the “Fund”)

A series of Aspiriant Trust
(formerly Aspiriant Global Equity Trust)

Supplement dated March 25, 2015
to the Prospectus dated December 15, 2014

This supplement updates information in the Prospectus for the Fund and should be read in conjunction with the Prospectus.

Effective March 27, 2015, Equity Investment Corporation (“EIC”) will serve as an additional sub-adviser for the Fund’s quality strategy.  Located at 3007 Piedmont Road, NE, Atlanta, GA 30305, EIC was founded in 1986 and provides portfolio management and advisory services to individuals, institutions, corporate retirement plans, pooled investment vehicles, and offshore funds.  As of December 31, 2014, EIC managed or advised $5.5 billion for clients with $3.9 billion in assets under management and $1.6 billion in advisory business. For the services provided pursuant to its sub-advisory agreement, EIC is entitled to a fee at an annual rate based on the average daily net assets allocated to the strategy that EIC manages.  Such fee will be paid to EIC by the Fund’s investment adviser out of the advisory fee it receives from the Fund.  The Fund’s annual report dated February 28, 2015 will provide information regarding the basis of the Fund’s Board of Trustees’ approval of EIC’s sub-advisory agreement.

Below is information regarding the portfolio managers responsible for the day-to-day management of the assets of the Fund allocated to EIC:

•	James F. Barksdale is President of EIC. He began his career at IC Industries where he was involved with investments, acquisition analysis and planning. After overseas assignments, he returned to New York City to Merrill Lynch where he worked on asset allocation strategies. Mr. Barksdale then served as a Portfolio Manager for Management Asset Corporation in Connecticut, before returning to Atlanta in 1986 to form Equity Investment Corporation. He received an MBA from the Wharton School of Finance, University of Pennsylvania, in 1977 after earning a BS degree from the College of William and Mary in 1975.

•	W. Andrew Bruner, CPA, CFA, is a Principal and Director of Research at EIC. Mr. Bruner joined EIC in 1999 as a Portfolio Manager. From 1992 to 1999, he was involved in accounting assignments for KPMG LLP, primarily in conducting due diligence for mergers and acquisitions. Mr. Bruner received a BA in International Politics and Economics from the University of the South in 1990. In 1991, he earned a Master in Professional Accounting degree from the University of Texas at Austin.

•	R. Terrence Irrgang, CFA, is a Principal and Portfolio Manager at EIC. Mr. Irrgang joined EIC in 2003 as a Portfolio Manager. From 1992 to 2003 he was a Global Partner, Portfolio Manager, and Product Manager for INVESCO Capital Management. Prior to that he worked nine years with Mercer Consulting and Towers Perrin, where he assisted plan sponsors with asset allocation, manager selection and performance monitoring activities. He received a BA degree from Gettysburg College in 1979, and earned an MBA from Temple University in 1981.

•	Ian Zabor, CFA, is a Principal and Portfolio Manager at EIC. Mr. Zabor joined EIC in 2005 as a Research Analyst. Prior to joining EIC, he held trading, analyst and portfolio management roles with AG Edwards, The US Small Business Administration, and Wachovia Securities. He received a BA in Economics from Indiana University in 1997 and an MBA from the Darden School at the University of Virginia in 2002.

Please retain this supplement for future reference.

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